Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events
NOTE 8 - Subsequent Events

NOTE 8 – Subsequent Events

The Company has evaluated subsequent events through August 6, 2021, the date on which the accompanying consolidated financial statements were available to be issued, and concluded that, no material subsequent events have occurred since June 30, 2021 that require recognition or disclosure in the consolidated financial statements except as follows:

On July 30, 2021 the Company issued 225,000 shares of its common stock to three consultants in exchange for their professional services.

On August 6, 2021 the Company borrowed $125,000 from the CEO, Tan Tran. The loan will mature and become payable 12 months from the date of signing. The Company agreed to pay interest of 1% on the outstanding balance.